AMENDED AND RESTATED DISTRIBUTION PLAN

CLASS A, A2, C, INVESTOR CLASS, P, R, S, SERIES II SHARES, CASH RESERVE

SHARES and CLASSES OF SHARES OF SHORT-TERM INVESTMENTS TRUST

(COMPENSATION)

1. Each Delaware statutory trust listed on Schedule A (individually a “Trust” and collectively, the “Trusts”), severally, on behalf of each of its series portfolios listed on Schedule A (each a “Fund” and collectively, the “Funds”), has selected Invesco Distributors, Inc. (“IDI”) to provide distribution-related services on behalf of and for the classes of shares listed on Schedule A (each a “Class” and collectively, the “Classes”) of which the Trust is the issuer (the “Shares”), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), according to the terms of this Amended and Restated Distribution Plan (which together with each prior plan that is being amended and restated, the “Plan”). The Plan has been approved by a majority of the Board of Trustees of each Trust (the “Board”), including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. This Plan amends and restates each prior plan for the Shares of each Trust covered by this Plan as well as all related agreements to a prior plan. All asset based fees and service fees payable under any prior plan shall continue to be payable under this Plan.

2. A Trust, on behalf of a Fund, shall pay IDI a quarterly fee not to exceed the maximum distribution fee per annum of the average daily net assets of each Class of the Fund set forth on Schedule A, as may be determined by the Board from time to time. In addition, the Trust, on behalf of a Fund, shall pay (i) to IDI for payment to dealers or others, or (ii) directly to others, an amount not to exceed the maximum shareholder service fee per annum of the average daily net assets of the Class of the Fund set forth on Schedule A, as may be determined by the Trust’s Board from time to time, as a service fee pursuant to servicing agreements, forms of which have been approved from time to time by the Board, including the Independent Trustees. In any case where IDI acts as the broker of record or provides shareholder services, IDI may retain distribution related amounts. Distribution related amounts paid to IDI shall be treated as compensation for IDI’s distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling shares of the Fund who have executed an agreement with the Trust, IDI or its affiliates, forms of which agreement have been approved from time to time by the Board, including the Independent Trustees. IDI may use such monies paid to it pursuant to this Plan to assist in the distribution and promotion of shares of the Fund. Such payments made to IDI under the Plan may be used for, among other things, but are not limited to expenses of printing and distributing prospectuses and reports used for sales purposes, preparing and distributing sales literature (and any related expenses), advertisements, and other distribution-related expenses; additional distribution fees paid to securities dealers or their firms or others who have executed agreements with the Trust, IDI or others, certain promotional distribution charges paid to broker-

dealer firms or others, or for participation in certain distribution channels (otherwise referred to as marketing support), including business planning assistance, advertising, educating dealer personnel about the Fund and shareholder financial planning needs, placement on dealers’ lists of offered funds, access to sales meetings, sales representatives and management representatives of dealers, participation in and/or presentation at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer sponsored events, and ticket charges. Shareholder service expenses are expenses for personal service and/or maintenance of accounts and may include, but are not limited to, the expenses of assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, forwarding certain shareholder communications from the Fund to customers, receiving and answering correspondence, and aiding in maintaining the investment of their respective customers in the Fund.

3. Compensation payments shall be paid monthly by the Fund to IDI or others within 10 days after the close of each month.

4. In no event shall the aggregate asset-based sales charges which include payments specified in paragraph 2, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rule 2830(d) of the Conduct Rules of the Financial Industry Regulatory Authority or any successor thereto.

5. No provision of this Plan shall be interpreted to prohibit any payments by a Trust with respect to the Shares of a Fund during periods when the Fund has suspended or otherwise limited sales of such Shares.

6. IDI shall furnish to the Board, for its review, on a quarterly basis, a written report of the monies paid to it and to others under the Plan, including the purposes thereof, and shall furnish the Board with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

7. The Plan, and any agreements related to this Plan, shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of the Board, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any related agreements.

8. The Plan may be terminated at any time in whole or with respect to Shares of any Class or Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund or any Class voting separately as and to the extent required by the Act and the rules thereunder, including Rule 18f-3(a)(3). Termination of the Plan with respect to any Shares of any Class or Fund will not terminate the Plan with respect to Shares of any other Class or Fund that is not terminated.

9. Any agreement related to this Plan:

2

(a)	may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than sixty (60) days’ written notice to any other party to the agreement; and

(b)	will automatically terminate in the event of its assignment (as defined in the Act).

10. The Plan may not be amended to increase materially the amount to be spent with respect to Shares of any Class or Fund for distribution pursuant to Paragraph 3 hereof without approval by a majority of the Class’s or Fund’s outstanding voting securities (as and to the extent voting separately is required by the Act and the rules thereunder, including Rule 18f-3(a)(3)).

11. All material amendments to the Plan shall be approved by a vote of the Board, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

12. So long as the Plan is in effect, the Board shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the Act, including that the selection and nomination of the Trust’s Independent Trustees shall be committed to the discretion of such incumbent Independent Trustees.

13. This Plan and the policies of the respective Trust adopted hereby are not binding upon any of the Trustees or shareholders of a Trust.

3

SCHEDULE A

Compensation Plan

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Core Plus Bond Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Floating Rate Fund	Class A	0.25%
	Class C	0.75	%^
	Class R	0.50%

Invesco Global Real Estate Income Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Low Volatility Equity Yield Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Investor	0.25%

Invesco Strategic Real Return Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Charter Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Diversified Dividend Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Summit Fund	Class A	0.25%
	Class C	1.00	%*
	Class P	0/10	%€
	Class S	0.15	%µ

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco European Small Company Fund	Class A	0.25%
	Class C	1.00	%*

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Global Core Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco International Small Company Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Small Cap Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Alternative Strategies Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement Now Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2020 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2030 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2040 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2050 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Conservative Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Global Low Volatility Equity Yield Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Growth Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Income Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco International Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Mid Cap Core Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Moderate Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Multi-Asset Inflation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Small Cap Growth Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Asia Pacific Growth Fund	Class A	0.25%
	Class C	1.00	%*

Invesco European Growth Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Global Growth Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Global Opportunities Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Global Small & Mid Cap Growth Fund	Class A	0.25%
	Class C	1.00	%*

Invesco International Core Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Investor	0.25%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco International Growth Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Select Opportunities Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco All Cap Market Neutral Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Balanced-Risk Allocation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Balanced-Risk Commodity Strategy Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco China Fund	Class A	0.25%
	Class C	1.00%*

Invesco Developing Markets Fund	Class A	0.25%
	Class C	1.00%*

Invesco Emerging Market Local Currency Debt Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Emerging Markets Equity Fund	Class A	0.25
	Class C	1.00%*
	Class R	0.50%

Invesco Endeavor Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Health Care Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%

Invesco Global Infrastructure Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Global Market Neutral Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Markets Strategy Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Targeted Returns Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco International Total Return Fund	Class A	0.25%
	Class C	1.00%*

Invesco Long/Short Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Low Volatility Emerging Markets Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Macro International Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Macro Long/Short Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco MLP Fund	Class A	0.25%
	Class C	1.00%
	Class R	0.50%

Invesco Premium Income Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Select Companies Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Strategic Income Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Corporate Bond Fund	Class R	0.50%

Invesco Global Real Estate Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco High Yield Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Limited Maturity Treasury Fund	Class A	0.25%
	Class A2	0.15%

Invesco Money Market Fund	Class C	0.90	%#
	Cash Reserve Shares	0.15%
	Class R	0.40%

Invesco Real Estate Fund	Class A	0.25%
	Class C	1.00%
	Class R	0.50%

Invesco Short Term Bond Fund	Class A	0.15%
	Class C	0.65	%p
	Class R	0.50%

Invesco U.S. Government Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Dividend Income Fund	Class A	0.25%
	Class C	1.00	%*
	Investor	0.25%

Invesco Energy Fund	Class A	0.25%
	Class C	1.00	%*
	Investor	0.25%

Invesco Gold & Precious Metals Fund	Class A	0.25%
	Class C	1.00	%*
	Investor	0.25%

Invesco Technology Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Value Opportunities Fund	Class R	0.50%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Tax-Exempt Cash Fund	Class A	0.10%

Invesco Tax-Free Intermediate Fund	Class A	0.25%
	Class C	1.00%*

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco V.I. American Franchise Fund	Series II	0.25%

Invesco V.I. American Value Fund	Series II	0.25%

Invesco V.I. Balanced-Risk Allocation Fund	Series II	0.25%

Invesco V.I. Comstock Fund	Series II	0.25%

Invesco V.I. Core Equity Fund	Series II	0.25%

Invesco V.I. Diversified Dividend Fund	Series II	0.25%

Invesco V.I. Diversified Income Fund	Series II	0.25%

Invesco V.I. Equally-Weighted S & P 500 Fund	Series II	0.25%

Invesco V.I. Equity and Income Fund	Series II	0.25%

Invesco V.I. Global Core Equity Fund	Series II	0.25%

Invesco V.I. Global Health Care Fund	Series II	0.25%

Invesco V.I. Global Real Estate Fund	Series II	0.25%

Invesco V. I. Government Securities Fund	Series II	0.25%

Invesco V.I. Growth and Income Fund	Series II	0.25%

Invesco V.I. High Yield Fund	Series II	0.25%

Invesco V.I. International Growth Fund	Series II	0.25%

Invesco V.I. Managed Volatility Fund	Series II	0.25%

Invesco V.I. Mid Cap Core Equity Fund	Series II	0.25%

Invesco V.I. Mid Cap Growth Fund	Series II	0.25%

Invesco V.I. Money Market Fund	Series II	0.25%

Invesco V.I. S & P 500 Index Fund	Series II	0.25%

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco V.I. Small Cap Equity Fund	Series II	0.25%

Invesco V.I. Technology Fund	Series II	0.25%

Invesco V.I. Value Opportunities Fund	Series II	0.25%

Short-Term Investments Trust

Portfolio	Share Class	Maximum Aggregate Fee

Government & Agency Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Government TaxAdvantage Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Liquid Assets Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

STIC Prime Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Short-Term Investments Trust
Portfolio	Share Class	Maximum Aggregate Fee

Tax-Free Cash Reserve Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Treasury Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Notes:

*	Maximum 0.75% asset based sales charge and maximum 0.25% service fee.
^	Maximum 0.50% asset based sales charge and maximum 0.25% service fee.
µ	0.00% asset based sales charge and maximum 0.15% service fee. The distribution fee is payable apart from the sales charge, if any, as stated in the current prospectus.
€0.00% asset based sales charge and maximum 0.10% service fee. The distribution fee is payable apart from the sales charge, if any, as stated in the current prospectus.
#	Maximum 0.65% asset based sales charge and maximum 0.25% service fee.
p	Maximum 0.40% asset based sales charge and maximum 0.25% service fee.